EXHIBIT 10.8

EXECUTION COPY

AMENDED AND RESTATED INTERCOMPANY SUBORDINATION AGREEMENT

THIS AMENDED AND RESTATED INTERCOMPANY SUBORDINATION AGREEMENT, dated as of September 30, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Subordination Agreement”) is among KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., a corporation with variable capital (sociedad anónima de capital variable) organized under the laws of Mexico (the “Borrower”), and each of the undersigned Persons (such capitalized term, and other terms used in this Subordination Agreement, to have the meanings set forth in Article I) and each other Person that may from time to time become a party hereto in its capacity as a lender of a loan or advance to a Subordinated Debtor, as defined below (collectively, in such capacity, the “Subordinated Creditors”), in favor of JPMORGAN CHASE BANK, N.A. (“JPMCB”), as administrative agent and as collateral agent for the Secured Parties (together with its successors thereto in such capacities, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower is party to that certain Credit Agreement, dated as of August 30, 2010 (as modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among the Borrower, the lenders party thereto from time to time, The Bank of Nova Scotia, as administrative agent (the “Existing Administrative Agent”), Scotiabank Inverlat, S.A., Institución de Banca Múltiple, Grupo Financiero Scotiabank Inverlat, as collateral agent, and The Bank of Nova Scotia and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners;

WHEREAS, the Subordinated Debtors and the Subordinated Creditors are party to that certain Intercompany Subordination Agreement, dated as of August 30, 2010 (the “Existing Subordination Agreement”), in favor of the Existing Administrative Agent for the benefit of the Secured Parties under (and as defined in) the Existing Credit Agreement;

WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the various financial institutions and other Persons from time to time parties thereto (the “Lenders”), JPMCB, as Administrative Agent and certain other institutions as joint lead arrangers, joint bookrunners, and as syndication and documentation agents, the Lenders and the Issuers have agreed to extend Commitments to make (or participate in) Credit Extensions to the Borrower;

WHEREAS, the Borrower and each Subsidiary Guarantor as of the date hereof and, if applicable, each other Subsidiary of the Borrower which joins this Subordination Agreement pursuant to a Joinder in substantially the form attached as Annex I (collectively, the “Subordinated Debtors”) are now or may hereafter become indebted or otherwise obligated to the Subordinated Creditors in respect of Indebtedness related to or resulting from, or non-equity investments by, any Subordinated Creditor (all such present and future Indebtedness or obligations owing to or investments made by the Subordinated Creditors (whether created directly or acquired by assignment or otherwise), and all interest, premiums and fees, if any, thereon and all other amounts payable in respect thereof and all rights and remedies of the Subordinated Creditors with respect thereto being collectively referred to as the “Intercompany Subordinated Debt”);

WHEREAS, pursuant to the terms of the Credit Agreement, each Subordinated Creditor is required to execute and deliver this Subordination Agreement or a Joinder Agreement substantially in the form attached as Annex I; and

WHEREAS, in connection with the execution of the Credit Agreement, the parties hereto desire to amend and restate the Existing Subordination Agreement to be in favor of the Administrative Agent and to effect such other changes as further set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce (i) the Lenders and the Issuer to make Credit Extensions to the Borrower pursuant to the Credit Agreement, and (ii) certain of the Secured Parties to enter into Hedging Agreements, the parties hereto hereby agree as follows.

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Subordination Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the recitals.

“Existing Administrative Agent” is defined in the recitals.

“Existing Credit Agreement” is defined in the recitals.

“Existing Subordination Agreement” is defined in the recitals.

“JPMCB” is defined in the preamble.

“Intercompany Subordinated Debt” is defined in the recitals.

“Lenders” is defined in the recitals.

“paid in full” and “payment in full” means the prior indefeasible payment in cash in full of all Senior Indebtedness. For purposes of this Subordination Agreement, the Senior Indebtedness shall not be deemed to have been paid in full until the Secured Parties shall have received full payment of the Senior Indebtedness in cash (other than indemnity obligations not yet due and payable) and all Letters of Credit issued under the Credit Agreement have expired, been terminated or been Cash Collateralized in full and in amount satisfactory to the Issuer.

“Senior Indebtedness” is defined in clause (a) of Section 2.1.

“Subordinated Creditors” is defined in the preamble.

“Subordinated Debtors” is defined in the recitals.

“Subordination Agreement” is defined in the preamble.

SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Subordination Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

ARTICLE II

AGREEMENT

SECTION 2.1. Agreement to Subordinate. (a) Each of the Subordinated Debtors and the Subordinated Creditors agrees that the Intercompany Subordinated Debt is and shall be subordinate and junior, to the extent and in the manner hereinafter set forth, in right of payment to the payment in full of all Obligations of the Subordinated Debtors now existing or hereafter arising under or in connection with any Loan Document (including (i) interest (including interest accruing after the filing of a petition initiating any proceeding referred to in clause (a) of Section 2.2, whether or not allowed or allowable as a claim in such proceeding), and (ii) the reduction of the “credit exposure” of a Secured Party under a Hedging Agreement) (the “Senior Indebtedness”). The Subordinated Debtors and the Subordinated Creditors waive notice of acceptance of this Subordination Agreement by the Secured Parties, and notice of and consent to the making, amount and terms of the Senior Indebtedness which may exist or be created from time to time and any renewal, extension, amendment or modification thereof, and any other action which any Secured Party in its sole and absolute discretion may take or omit to take with respect thereto. The provisions of this Section shall constitute a continuing offer made for the benefit of and to all Secured Parties, and each Secured Party is hereby irrevocably authorized to enforce such provisions.

(b) No Subordinated Debtor shall make, and no Subordinated Creditor shall receive or accept from any Obligor, any payment in respect of any Intercompany Subordinated Debt if any Default of the nature set forth in Section 8.1.1 or Section 8.1.9 of the Credit Agreement, or any other Event of Default, shall have occurred and be continuing or would result therefrom.

(c) Subject to the provisions of this Subordination Agreement and the Credit Agreement, the Subordinated Debtors will be permitted to make, and the Subordinated Creditors will be entitled to receive and retain, payments on the Intercompany Subordinated Debt.

SECTION 2.2. In Furtherance of Subordination. (a) Upon any distribution of all or any of the assets of any Subordinated Debtor or any Subordinated Creditor in the event of:

(i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to such Subordinated Debtor or such Subordinated Creditor, or to its creditors, as such, or to its assets,

(ii) any liquidation, dissolution or other winding up of such Subordinated Debtor or such Subordinated Creditor (other than one permitted by clause (a) of Section 7.2.10 of the Credit Agreement), whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or

(iii) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of such Subordinated Debtor or such Subordinated Creditor,

then, and in any such event, unless the Administrative Agent (at the direction of the Required Lenders) shall otherwise agree in writing, the Administrative Agent shall receive payment in full of all amounts due or to become due (whether or not the Senior Indebtedness has been declared due and payable prior to the date on which the Senior Indebtedness would otherwise have become due and payable) on or in respect of all Senior Indebtedness (including post-petition interest, whether or not allowed or allowable as a claim) before the Subordinated Creditors or anyone claiming through or on their behalf (including any receiver, trustee, or otherwise) are entitled to receive, or make any demand for, any payment on account of principal of (or premium, if any) or interest on or other amounts payable in respect of the Intercompany Subordinated Debt, and to that end, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Intercompany Subordinated Debt in any such case, proceeding, dissolution, liquidation or other winding up or event, shall be paid or delivered directly to the Administrative Agent for the application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Senior Indebtedness until the Loan Repayment Date.

(b) If any proceeding, liquidation, dissolution, winding up or similar case or proceeding referred to in clause (a) above is commenced by or against any Subordinated Debtor or any Subordinated Creditor,

(i) the Administrative Agent is hereby irrevocably authorized and empowered (in its own name or in the name of such Subordinated Debtor, such Subordinated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of the Intercompany Subordinated Debt above and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Intercompany Subordinated Debt or enforcing any security interest or other lien securing payment of the Intercompany Subordinated Debt) as the Administrative Agent (or, in the absence of direction from the Administrative Agent, the other Secured Parties) may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Secured Parties hereunder; provided, that in the event the Administrative Agent or the Secured Parties take such action, the Administrative Agent or the Secured Parties shall apply all proceeds first, to the payment of the costs of enforcement of this Subordination Agreement, and second, to the pro rata payment, prepayment and/or Cash Collateralization of the Senior Indebtedness as set forth in the Credit Agreement; and

(ii) the Subordinated Creditors shall duly and promptly take such reasonable action as the Administrative Agent (or, in the absence of direction from the Administrative Agent, the other Secured Parties (at the direction of the Required Lenders)) may reasonably request (A) to collect the Intercompany Subordinated Debt for the account of the Secured Parties and to file appropriate claims or proofs of claim in respect of the Intercompany Subordinated Debt, (B) to execute and deliver to the Administrative Agent such powers of attorney, assignments, or other instruments as the Administrative Agent may reasonably request in order to enable them to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Intercompany Subordinated Debt, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Intercompany Subordinated Debt.

(c) All payments or distributions of assets of any Subordinated Debtor, whether in cash, property or securities upon or with respect to the Intercompany Subordinated Debt which are received by the Subordinated Creditors contrary to the provisions of this Subordination Agreement or the Credit Agreement shall be received and held for the benefit of the Secured Parties, shall be segregated from other funds and property held in trust by the Subordinated Creditors and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement) to be applied, (in the case of cash) to, or held as collateral (in the case of noncash property or securities) for, the payment or prepayment of the Senior Indebtedness, whether matured or unmatured, in accordance with the terms of this Subordination Agreement and the Credit Agreement.

(d) The Administrative Agent is hereby authorized to demand specific performance of this Subordination Agreement, whether or not any Subordinated Debtor or any Subordinated Creditor shall have complied with any of the provisions hereof applicable to it, at any time when the Subordinated Creditors or any one of them shall have failed to comply with any of the provisions of this Subordination Agreement applicable to it. The Subordinated Creditors hereby irrevocably waive any defense (other than the defense of payment in full of the Senior Indebtedness) based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

SECTION 2.3. No Enforcement or Commencement of Any Proceedings. Each Subordinated Creditor agrees that, until the Loan Repayment Date has occurred, it will not accelerate the maturity of the Intercompany Subordinated Debt or take any action to cause any Intercompany Subordinated Debt to become payable prior to its stated maturity, exercise any remedies (including the assertion of any claims, motions, objections or arguments) or commence, or join with any creditor other than the Secured Parties in commencing, any proceeding referred to in clause (a) of Section 2.2. The Subordinated Creditors also agree not to, directly or indirectly, whether in connection with an event or proceeding referred to in clause (a) of Section 2.2 or otherwise, take any action that would be in violation of, or inconsistent with, or result in a breach of, this Subordination Agreement or to challenge or contest (i) the validity, perfection, priority or enforceability of any Senior Indebtedness or the Liens held by the Administrative Agent, for the benefit of the Lenders, to secure the payment, performance or observance of all or any part of the Senior Indebtedness, (ii) the rights of the Lenders set forth in any of the Loan Documents with respect to any such Lien, or (iii) the validity or enforceability of any of the Loan Documents.

SECTION 2.4. Rights of Subrogation. The Subordinated Creditors agree that no payment or distribution to any of the Secured Parties pursuant to the provisions of this Subordination Agreement shall entitle the Subordinated Creditors to exercise any rights of subrogation in respect thereof until the Loan Repayment Date has occurred. The Subordinated Creditors agree that the subordination provisions contained herein shall not be affected by any action, or failure to act, by any Secured Party which results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of the Subordinated Creditors against the Subordinated Debtors.

SECTION 2.5. Subordination Legend; Further Assurances. The Subordinated Creditors and the Subordinated Debtors will cause each note and instrument (if any) evidencing the Intercompany Subordinated Debt to be endorsed with the following legend:

“The indebtedness evidenced by this instrument is subordinated to the prior payment in full (as defined in the Amended and Restated Intercompany Subordination Agreement, dated as of September 30, 2011) of the Senior Indebtedness pursuant to, and to the extent provided in, the Amended and Restated Intercompany Subordination Agreement by the maker hereof and payee named herein in favor of the Secured Parties and any person now or hereafter designated as their agent.”

Each of the Subordinated Debtors and the Subordinated Creditors hereby agree to mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Subordination Agreement and will, in the case of any Intercompany Subordinated Debt not evidenced by any note or instrument, following the occurrence and continuation of a Default of the nature set forth in Section 8.1.1 or Section 8.1.9 of the Credit Agreement or any other Event of Default, upon the Administrative Agent’s request and to the extent permitted by applicable law, cause such Intercompany Subordinated Debt to be evidenced by an appropriate note or instrument or instruments endorsed with the above legend. Each of the Subordinated Creditors and the Subordinated Debtors will at its expense and at any time and from time to time promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Administrative Agent may reasonably request to protect any right or interest granted or to enable the Administrative Agent to exercise and enforce their rights and remedies hereunder.

SECTION 2.6. No Change in or Disposition of Intercompany Subordinated Debt. The Subordinated Creditors will not, without the prior written consent of the Administrative Agent, except as otherwise permitted by the Credit Agreement:

(a) sell, assign, transfer, endorse, pledge, encumber or otherwise Dispose of any of the Intercompany Subordinated Debt;

(b) permit the terms of any of the Intercompany Subordinated Debt to be changed in such a manner as to have a material adverse effect upon the rights, or interests of any Secured Party; or

(c) upon the occurrence and during the continuation of any Default of the nature set forth in Section 8.1.1 or Section 8.1.9 of the Credit Agreement or any other Event of Default, take, or permit to be taken, any action to assert, collect or enforce the Intercompany Subordinated Debt or any part thereof.

SECTION 2.7. Agreement by each Subordinated Debtor. Each Subordinated Debtor agrees that it will not make any payment on any of the Intercompany Subordinated Debt, or take any other action, in contravention of the provisions of this Subordination Agreement.

SECTION 2.8. Obligations Hereunder Not Affected. All rights and interest of the Administrative Agent and the other Secured Parties hereunder, and all agreements and obligations of the Subordinated Creditors and the Subordinated Debtors hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any document evidencing Senior Indebtedness;

(b) any change in the time, manner or place of payment of, or any other term of, all or any of the Senior Indebtedness, or any other amendment or waiver of or any consent to departure from any of the documents evidencing or relating to the Senior Indebtedness;

(c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty or Loan Document, for all or any of the Senior Indebtedness;

(d) any failure of any Secured Party to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of any Loan Document;

(e) any reduction, limitation, impairment or termination of the Senior Indebtedness for any reason (other than payment in full of the Senior Indebtedness), including any claim of waiver, release, surrender, alteration or compromise, and any defense (other than the defense of payment in full of the Senior Indebtedness) or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Senior Indebtedness (which each Subordinated Debtor and each Subordinated Creditor hereby waives any right to or claim of until the Termination Date to the maximum extent permitted by applicable law); and

(f) any other circumstance which might otherwise constitute a defense (other than the defense of payment in full of the Senior Indebtedness) available to, or a discharge of, any Subordinated Debtor in respect of the Senior Indebtedness or the Subordinated Creditors in respect of this Subordination Agreement.

This Subordination Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, reorganization or similar event of any Subordinated Debtor or otherwise, all as though such payment had not been made. The Subordinated Creditors acknowledge and agree that the Secured Parties may, without notice or demand and without affecting or impairing the Subordinated Creditors’ obligations hereunder, from time to time (i) take or hold security for the payment of the Senior Indebtedness and exchange, enforce, foreclose upon, waive and release any such security, and (ii) exercise or refrain from exercising any rights against the Borrower or any other Person.

SECTION 2.9. Waivers and Consents. (a) Each Subordinated Creditor waives the right to compel that any assets or property of any Subordinated Debtor, any other guarantor of the Senior Indebtedness or any other Person be applied in any particular order to discharge the Senior Indebtedness. Each Subordinated Creditor expressly waives the right to require that the Administrative Agent proceed against the Collateral, any Subordinated Debtor, any other guarantor of the Senior Indebtedness or any other Person, or to pursue any other remedy in its power which such Subordinated Creditor cannot pursue and which would lighten such Subordinated Creditor’s burden, notwithstanding that the failure of the Administrative Agent to do so may thereby prejudice such Subordinated Creditor. Each Subordinated Creditor agrees that it shall not be discharged, exonerated or have its obligations hereunder to the Secured Parties reduced by (i) the Administrative Agent’s delay in proceeding against or enforcing any remedy against any Subordinated Debtor, any other guarantor of the Senior Indebtedness or any other Person; (ii) the Administrative Agent releasing any Subordinated Debtor, any other guarantor of the Senior Indebtedness or any other Person from all or any part of the Senior Indebtedness; or (iii) the discharge of any Subordinated Debtor, any other guarantor of the Senior Indebtedness or any other Person by an operation of law or otherwise, with or without the intervention or omission of the Administrative Agent. Any Secured Party’s vote to accept or reject any plan of reorganization relating to any Subordinated Debtor, any other guarantor of the Senior Indebtedness or any other Person, or any Secured Party’s receipt on account of all or part of the Senior Indebtedness of any cash, securities or other property distributed in any bankruptcy, reorganization or insolvency case, shall not discharge, exonerate, or reduce the obligations of any Subordinated Creditor hereunder to the Secured Parties.

(b) Each Subordinated Creditor waives all rights and defenses arising out of an election of remedies by the Administrative Agent, even though that election of remedies, including any nonjudicial foreclosure with respect to any property or assets securing the Senior Indebtedness, has impaired the value of such Subordinated Creditor’s rights of subrogation, reimbursement or contribution against any Subordinated Debtor, any other guarantor of the Senior Indebtedness or any other Person. Each Subordinated Creditor expressly waives any rights or defenses it may have by reason of protection afforded to any Subordinated Debtor, any other guarantor of the Senior Indebtedness or any other Person with respect to any Senior Indebtedness pursuant to any anti-deficiency laws or other laws of similar import which limit or discharge the principal debtor’s indebtedness upon judicial or nonjudicial foreclosure of any property or assets securing the Senior Indebtedness.

(c) Each Subordinated Creditor agrees that, without the necessity of any reservation of rights against it, and without notice to or further assent by it, any demand for payment of any Senior Indebtedness made by the Administrative Agent may be rescinded in whole or in part by such Person, and any Senior Indebtedness may be continued, and the Senior Indebtedness or the liability of any Subordinated Debtor, any other guarantor thereof or any other Person obligated thereunder, or any right of setoff with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent, in each case without notice to or further assent by such Subordinated Creditor, which will remain bound under this Agreement and without impairing, abridging, releasing or affecting the subordination and other agreements provided for herein.

(d) Each Subordinated Creditor waives any and all notice of the creation, renewal, extension or accrual of any Senior Indebtedness and notice of or proof of reliance by the Secured Parties upon this Agreement. The Senior Indebtedness, and any of them, shall be deemed conclusively to have been created, contracted or incurred, and the consent to create the obligations of any Subordinated Debtor in respect of the Intercompany Subordinated Debt shall be deemed conclusively to have been given, and all dealings between the Subordinated Debtors and the Secured Parties shall be deemed conclusively to have been consummated, in reliance upon this Agreement. Each Subordinated Creditor acknowledges and agrees that the Secured Parties have relied upon the subordination and other agreements provided for herein in consenting to the Intercompany Subordinated Debt. Each Subordinated Creditor waives any protest, demand for payment and notice of default.

ARTICLE III

MISCELLANEOUS

SECTION 3.1. Representations and Warranties. Each Subordinated Creditor and each Subordinated Debtor hereby represent and warrant as follows:

(a) no default exists in respect of any Intercompany Subordinated Debt;

(b) the Subordinated Creditors own the Intercompany Subordinated Debt now outstanding free and clear of any Lien other than Liens created pursuant to or permitted under the Loan Documents;

(c) the execution, delivery and performance of this Subordination Agreement is within its powers and this Subordination Agreement has been duly authorized by all necessary action; and

(d) this Subordination Agreement constitutes a legal, valid and binding obligation of each Subordinated Creditor and each Subordinated Debtor, enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

SECTION 3.2. Loan Document. This Subordination Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 3.3. Binding on Successors, Transferees and Assigns; Continuing Agreement. This Subordination Agreement shall remain in full force and effect until the Termination Date has occurred, shall be jointly and severally binding upon each Subordinated Debtor and each Subordinated Creditor and their respective successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors and permitted transferees and assigns. This Subordination Agreement is a continuing agreement of subordination and the Secured Parties may, from time to time and without notice to the Subordinated Creditors, extend credit to or make other financial arrangements with each Subordinated Debtor in reliance hereon.

SECTION 3.4. Amendments, Waivers. No amendment or waiver of any provision of this Subordination Agreement, nor any consent or any departure by the Subordinated Creditors or the Subordinated Debtors herefrom, shall in any event be effective unless the same shall be in writing and signed by each party hereto, and then such waiver, amendment or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right, and every right, power or remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed or authorized by the Secured Parties.

SECTION 3.5. Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party (in the case of any Subordinated Creditor or Subordinated Debtor, in care of the Borrower) set forth in the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

SECTION 3.6. Severability. Wherever possible each provision of this Subordination Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Subordination Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Subordination Agreement.

SECTION 3.7. Cumulative Rights. The rights, powers and remedies of the Secured Parties under this Subordination Agreement shall be in addition to all rights, powers and remedies given to such Persons by virtue of any contract, statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently. The parties hereto expressly acknowledge and agree that the Secured Parties are intended, and by this reference expressly made, third party beneficiaries of the provisions of this Subordination Agreement.

SECTION 3.8. Governing Law, Entire Agreement, etc. THIS SUBORDINATION AGREEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Subordination Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 3.9. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUBORDINATION AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUER, ANY SUBORDINATED CREDITOR OR SUBORDINATED DEBTOR IN CONNECTION HEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, NEW YORK COUNTY;

PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED FOR THE BORROWER SET FORTH BELOW ITS NAME ON THE SIGNATURE PAGES OF THE CREDIT AGREEMENT. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES THE JURISDICTION OF ANY OTHER COURTS TO WHICH IT MAY BE ENTITLED TO, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY HERETO HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE SUBORDINATION AGREEMENT.

SECTION 3.10. Section Captions. Section captions used in this Subordination Agreement are for convenience of reference only, and shall not affect the construction of this Subordination Agreement.

SECTION 3.11. Execution in Counterparts. This Subordination Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

SECTION 3.12. Provisions Define Relative Rights. This Subordination Agreement is intended solely for the purpose of defining the relative rights of the Administrative Agent and the Secured Parties, on the one hand, and the Subordinated Creditors, on the other hand, and no other Person shall have any right, benefit or other interest under this Subordination Agreement.

SECTION 3.13. Waiver of Jury Trial. THE ADMINISTRATIVE AGENT (ON BEHALF OF ITSELF AND EACH OTHER SECURED PARTY) AND EACH OTHER PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH

LENDER, THE ISSUER, SUCH SUBORDINATED CREDITOR OR SUBORDINATED DEBTOR IN CONNECTION THEREWITH. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER AND THE ISSUERS ENTERING INTO THE LOAN DOCUMENTS.

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Intercompany Subordination Agreement to be duly executed and delivered as of the date first above written.

SUBORDINATED DEBTORS:

KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V.

By:	/s/ Michael W. Cline
Name: Michael W. Cline
Title: Attorney-in-fact and Treasurer

ARRENDADORA KCSM, S. de R.L. de C.V.

By:	/s/ Michael W. Cline
Name: Michael W. Cline
Title: Attorney-in-fact & Treasurer

HIGHSTAR HARBOR HOLDINGS MEXICO, S. de R.L. de C.V.

By:	/s/ Michael W. Cline
Name: Michael W. Cline
Title: Attorney-in-fact & Treasurer

MTC PUERTA MEXICO, S. de R.L. de C.V

By:	/s/ Michael W. Cline
Name: Michael W. Cline
Title: Attorney-in-fact & Treasurer

VAMOS A MEXICO, S.A. de C.V.

By:	/s/ Michael W. Cline
Name: Michael W. Cline
Title: Attorney-in-fact & Treasurer

SUBORDINATED CREDITORS:

KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V.

By:	/s/ Michael W. Cline
Name: Michael W. Cline
Title: Attorney-in-fact and Treasurer

ARRENDADORA KCSM, S. de R.L. de C.V.

By:	/s/ Michael W. Cline
Name: Michael W. Cline
Title: Attorney-in-fact & Treasurer

HIGHSTAR HARBOR HOLDINGS MEXICO, S. de R.L. de C.V.

By:	/s/ Michael W. Cline
Name: Michael W. Cline
Title: Attorney-in-fact & Treasurer

MTC PUERTA MEXICO, S. de R.L. de C.V

By:	/s/ Michael W. Cline
Name: Michael W. Cline
Title: Attorney-in-fact & Treasurer

VAMOS A MEXICO, S.A. de C.V.

By:	/s/ Michael W. Cline
Name: Michael W. Cline
Title: Attorney-in-fact & Treasurer

ACKNOWLEDGED AND ACCEPTED:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

Annex I

Form of Joinder to Intercompany Subordination Agreement

Joinder No.     (this “Joinder”), dated as of [            ], to the Amended and Restated Intercompany Subordination Agreement, dated as of September 30, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Subordination Agreement”) among KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., corporation with variable capital (sociedad anónima de capital variable) organized under the laws of Mexico, and each of the other Persons party thereto (such capitalized term, and other terms used in this Joinder, to have the meanings set forth in Article I of the Subordination Agreement), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent and as collateral agent for the Secured Parties (together with its successors thereto in such capacities, the “Administrative Agent”), is entered into by the undersigned Persons (each, a “New Party”).

Each New Party hereby agrees as follows:

SECTION 1.1 Joinder. Each New Party by signing below hereby agrees to become a [Subordinated Debtor]/[Subordinated Creditor] under the Subordination Agreement with the same force and effect as if originally named therein as a [Subordinated Debtor]/[Subordinated Creditor], and such New Party hereby (a) agrees to all of the terms and conditions of the Subordination Agreement applicable to it as a [Subordinated Debtor]/[Subordinated Creditor] thereunder and (b) agrees that the representations and warranties made by it as a [Subordinated Debtor]/[Subordinated Creditor] under Section 3.1 of the Subordination Agreement are incorporated herein by reference and made as of such New Party as of the date hereof. Each reference to a [Subordinated Debtor]/[Subordinated Creditor] in the Subordination Agreement shall be deemed to include such New Party and the Subordination Agreement is hereby incorporated by reference.

SECTION 1.2 Effectiveness. This Joinder shall become effective, as to each New Party, upon the execution hereof by such New Party and the delivery of this Joinder to the Administrative Agent.

SECTION 1.3 Governing Law. THIS SUBORDINATION AGREEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 1.4 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS JOINDER, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE NEW PARTY, THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUER, ANY SUBORDINATED CREDITOR OR

SUBORDINATED DEBTOR IN CONNECTION HEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, NEW YORK COUNTY; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED FOR THE BORROWER SET FORTH BELOW ITS NAME ON THE SIGNATURE PAGES OF THE CREDIT AGREEMENT. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES THE JURISDICTION OF ANY OTHER COURTS TO WHICH IT MAY BE ENTITLED TO, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY HERETO HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE JOINDER.

SECTION 1.5 Waiver of Jury Trial. THE ADMINISTRATIVE AGENT (ON BEHALF OF ITSELF AND EACH OTHER SECURED PARTY) AND EACH OTHER PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER, THE ISSUER, SUCH SUBORDINATED CREDITOR OR SUBORDINATED DEBTOR IN CONNECTION THEREWITH. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER AND THE ISSUERS ENTERING INTO THE LOAN DOCUMENTS.

IN WITNESS WHEREOF, the parties have caused this Joinder to be duly executed and delivered as of the date first above written.

[New Party]

By:
Title:

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